Exhibit 10.9

2001 STOCK OPTION PLAN

OF

GLAUKOS CORPORATION

1.                                      Purpose

The purpose of this 2001 Stock Option Plan (the “Plan”) is to secure for Glaukos Corporation (the “Company”) the benefits arising from stock ownership by selected employees, consultants, advisers and directors of the Company and its parent and subsidiary corporations, if any, who are important to the success and the growth of the business of the Company, and to help the Company and its parent and subsidiary corporations secure and retain the services of such persons.  The Plan will provide a means whereby such persons will be given an opportunity to purchase shares of the Common Stock of the Company under options, some of which are intended to qualify as incentive stock options (“Incentive Stock Options”) under Section 422 of the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”).

2.                                      Definitions

“Act” means the Securities Act of 1933, as amended.

“Affiliate” means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code.

“Board” means the Board of Directors of the Company.

“Committee” means the stock option committee of the Board, if one is designated.

“Company” shall have the meaning set forth in Section 1 hereof.

“Common Stock” means shares of the Company’s Common Stock, $0.001 par value.

“Fair Market Value” means (i) if the Common Stock is then listed on a national securities exchange, the closing sales price of the Common Stock on the day such value is determined on the principal securities exchange on which such stock is then listed, or if there is no reported sale on that day, the average of the bid and asked quotations on such exchange on that day, (ii) if the Common Stock is then publicly traded in the NASDAQ National Market System, the closing sales price of the Common Stock as reported by the NASDAQ National Market System on the day such value is determined, or if there is no reported sale on that day, the average of the bid and asked quotations on that day, (iii) if the Common Stock is then publicly traded in the over-the-counter market (other than the NASDAQ National Market System), the mean between the closing bid and asked prices of the Common Stock in the over-the-counter market on the day such value is determined or, if no shares were traded that day, on the next preceding day on which there was such a trade, or (iv) if the Common Stock is not then separately quoted or publicly traded, the fair market value on the date such value is to be determined, as determined in good faith by the Board.

“Grantee” means an employee, consultant, adviser or director of the Company or its parent or subsidiary corporations to whom an Option is granted.

“Incentive Stock Option” shall have the meaning set forth in Section 1 hereof.

“Internal Revenue Code” shall have the meaning set forth in Section 1 hereof.

“Option” means any right to purchase, at a price and for the Term fixed by the Board in accordance with the Plan and subject to such other limitations and restrictions as the Board may impose, the number of shares of Common Stock specified by the Board.

“Option Agreement” means a written agreement in a form approved by the Board to be entered into by the Company and the Grantee.

“Parent” and “subsidiary” shall have the definitions of a parent corporation and a subsidiary corporation, respectively, contained in Section 424 of the Internal Revenue Code.

“Plan” shall have the meaning set forth in Section 1 hereof.

“Successor” means the legal representative of the estate of a deceased Grantee or the person or persons who shall acquire the right to exercise an Option by bequest or inheritance or by reason of the death of the Grantee.

“Term” means the period during which a particular Option may be exercised.

3.                                      Effective Date of Plan

The Plan shall become effective on the date it is adopted by the Board, subject, however, to its approval by the holders of a majority of the outstanding voting stock of the Company within twelve (12) months of such effective date.  In the event that the Plan is not so approved by the Company’s stockholders within twelve (12) months of the effective date, all Options issued hereunder shall be void.

4.                                      Administration of the Plan

(a)                                 The Plan shall be administered by the Compensation Committee of the Board (“Committee”), which Committee shall consist of not less than two (2) directors, each of whom shall be an “outside director” within the meaning of Section 162(m) of the Internal

Revenue Code and Section 1.162-27 of the Treasury Regulations or any successor provision(s) thereto.  If there are not two (2) persons on the Board who meet the foregoing qualification the Committee may be comprised of any two (2) or more directors.  The Committee shall serve at the pleasure of the Board and if a Committee is constituted, all references in this Plan to the “Board” except those in Section 2, Section 3, Section 4(a) and Section 15 shall be deemed to refer to the Committee.  If no Committee is constituted, the Plan shall be administered by the Board.

(b)                                 The Committee, if one be constituted, shall adopt such rules of procedure as it may deem proper; provided, however, that it may only take action upon the agreement of a majority of the whole Committee.  Any action which the Board or the Committee shall take through a written instrument signed by a majority of its members shall be as effective as though taken at a meeting duly called and held.

(c)                                  The powers of the Board shall include plenary authority to interpret the Plan, and, subject to the provisions hereof, to determine when and to whom Options shall be granted, the number of shares subject to each Option, the method and medium of payment and the Term of each Option.

(d)                                 The Board’s determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, grants under the Plan (whether or not such persons are similarly situated).  Without limiting the generality of the foregoing, the Board shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Option Agreements as to the persons to receive Options under the Plan.

5.                                      Grant of Options: Number and Source of Shares Subject to the Plan

(a)                                 The Board may from time to time grant Options under the Plan for not more than Six Million Four Hundred Sixty-Three Thousand One Hundred Sixty-Seven (6,463,167) shares of Common Stock (subject to adjustment as provided in Section 12 hereof) which will be provided from authorized and unissued Common Stock and which are not reserved for some other purpose or from treasury shares.

(b)                                 The date of grant of an Option shall be the date specified by the Board which date shall not be earlier than the date the Board action is final.

(c)                                  Shares of Common Stock, as to which Options previously granted shall for any reason lapse, shall be restored to the total number available for grant of Options.

6.                                      Persons Eligible to Receive Options

(a)                                 Options may be granted under the Plan to selected employees, consultants, advisers and directors of the Company or one or more of its parent or subsidiary corporations, if any.  Eligibility shall be determined by the Board (subject to Section 6(b) below), and such determination shall be final and conclusive upon all persons.

(b)                                 Employees are eligible to receive either or both Incentive Stock Options and Options other than Incentive Stock Options.  Directors, consultants and/or advisers who are not also employees or officers of the Company or one or more of its parent or subsidiary corporations, if any, shall not be eligible to receive Incentive Stock Options under the Plan.

(c)                                  A Grantee who owns shares possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or one or more of its parent or subsidiary corporations, if any, may only be granted an Option under the Plan if at the time such Option is granted the Option price is at least one hundred ten percent (110%) of the Fair Market Value of the shares subject to the Option, and, in the case of an Incentive Stock Option, such Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the date such Incentive Stock Option is granted.

(d)                                 To the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of the shares with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year (under all plans of the Company and its parent and subsidiary corporations, if any) exceeds such amount as the Internal Revenue Code shall then specify, if any, such Options shall be treated as Options which are not Incentive Stock Options.

7.                                      Option Price, Payment, and Withholding

(a)                                 The price per share to be paid by the Grantee to the Company upon exercise of an Option shall not be less than 100% (85% in the case of Options other than Incentive Stock Options) of the Fair Market Value of the shares of Common Stock subject to the Option on the date the Option is granted.  The aggregate Option price shall be paid at the time of the exercise of the Option in full in cash or by check or, if permissible under applicable state law and in the discretion of the Board, in installments or in part by a promissory note or notes of the Grantee bearing interest at such rate or rates as may be determined by the Board and secured by a security interest in the shares issued upon exercise and such other security as the Board, in its discretion, may require.  In the sole discretion of the Board, payment of the aggregate Option price may be made in whole or in part by delivery of shares of previously acquired Common Stock having a Fair Market Value (determined as of the date such Option was exercised) equal to all or part of the aggregate Option price and, if and to the extent permissible and applicable, cash or a check or note payable to the Company for any remaining portion of the aggregate Option price.

(b)                                 In connection with the exercise of an Option, the Company shall be entitled to require as a condition of delivery of the shares issuable upon exercise thereof that the Grantee remit or, in appropriate cases agree to remit when due, an amount sufficient to satisfy all current or estimated future federal, state and local withholding tax requirements and any federal social security or other employment tax or other tax requirements relating thereto.  If permitted by the Board in its sole discretion, the Grantee may satisfy, in whole or in part, the foregoing withholding requirement by delivery of shares of previously acquired Common Stock having a Fair Market Value (determined as of the date such Option was exercised) equal to all or part of the aggregate withholding taxes and, if permissible and applicable, cash or a check payable to the Company for any remaining portion of the aggregate withholding taxes.

(c)                                  If requested by the Board, prior to the acceptance of shares of Common Stock as provided in subparagraph (a) or (b) of this Section 7, the Grantee shall supply the Board with written representations and warranties, including without limitation a representation and warranty that the Grantee has good and marketable title to such shares free and clear of liens and encumbrances.

8.                                      Term of Options; Exercise of Option During Life of Grantee

(a)                                 Each Option granted under the Plan shall be exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Board shall specify in the Option Agreement except that (i) no Option granted hereunder shall be for a Term exceeding ten (10) years (or five (5) years as provided in Section 6(c) hereof) and (ii) all Options shall vest at a rate of no less than twenty percent (20%) per year over a period of five (5) consecutive years.

(b)                                 Options shall be exercised by delivering or mailing to the Company, Attention: Corporate Secretary:

(i)                                     a notice, in the form prescribed by the Board, specifying the number of shares to be purchased; and

(ii)                                  the total consideration therefor, as specified in the Option Agreement relating thereto.

(c)                                  Upon receipt of such notice and payment, the Company shall promptly deliver to the Grantee a certificate or certificates for the shares purchased, without charge to the Grantee for any issue or transfer tax.

(d)                                 The Board may postpone any exercise of an Option for such time as the Board in its discretion may deem necessary or condition the exercise thereof in such manner as the Board may determine in order to permit the Company with reasonable diligence (i) to effect or maintain the listing of such shares on any securities exchanges, or (ii) to effect or maintain registration or qualification under the Act, or any applicable state statute, of the Plan or the shares issuable upon the exercise of the Option, or (iii) to determine that the Plan and issuance of such shares are exempt from registration or qualification and in connection therewith to require (x) as a condition of the issuance of shares upon exercise of the Option that the Grantee represent and agree that the Grantee is acquiring shares of Common Stock upon exercise of such Option for investment and without a view to the distribution or resale thereof in violation of the Act and any applicable state securities law and (y) that the certificates evidencing such shares bear a legend setting forth such representation.  The Company shall not be obligated by virtue of any Option Agreement or any provision of the Plan to recognize the exercise of an Option or to sell or issue shares in violation of the Act or of the law of any state having jurisdiction thereof.  Any such postponement shall not extend the Term of an Option; and neither the Company nor its directors or officers shall have any obligation or liability to the Grantee of an Option, or to the Grantee’s Successor, with respect to any shares as to which the Option shall lapse because of such postponement.

(e)                                  All Options granted under the Plan shall be nontransferable other than by will or by the laws of descent and distribution.  An Option may be exercised during the lifetime of the Grantee only by the Grantee.

(f)                                   Upon the exercise of an Option by the Grantee, the share certificate or certificates may, at the request of the Grantee, be issued in the Grantee’s name and the name of another person as joint tenants with right of survivorship.

(g)                                  An Option may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Board and any Option intended to be an Incentive Stock Option shall include such provisions and conditions as may be necessary to qualify the Option as an Incentive Stock Option.

(h)                                 An Option may contain such restrictions and provisions regarding the sale, transfer or disposition of the shares of Common Stock issued upon exercise thereof as may be determined by the Board.

9.                                      Exercise of Option by Grantee on Cessation of Employment

The unexercised portion of any Option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

(a)                                 The expiration of not more than ten (10) years from the date on which such Option was granted;

(b)                                 The expiration of ninety (90) days from the date of termination (other than a termination described in Section 9(d) below or on account of death) of the Grantee’s employment with the Company or its parent or subsidiary corporations (or, in the case of a director, consultant or adviser who is not an employee, within ninety (90) days from the date of termination of the Grantee’s directorship or consulting or advising arrangement, as the case may be), provided that if the Grantee shall die during such ninety (90) day period, the provisions of Section 9(c) below shall apply;

(c)                                  The expiration of one (1) year following the date of the Grantee’s death, if such death occurs during his or her employment with the Company or its parent or subsidiary corporations (or, in the case of a director, consultant or adviser who is not an employee, during the term of his or her directorship or consulting or advising arrangement, as the case may be);

(d)                                 The expiration of one (1) year from the date of termination of the Grantee’s employment with the Company or its parent or subsidiary corporations (or, in the case of a director, consultant or adviser who is not an employee, one (1) year from the date of termination of the Grantee’s directorship or consulting or advising arrangement, as the case may be), if such termination is attributable to a disability of the Grantee within the meaning of

Section 22(e)(3) of the Internal Revenue Code.  The Board shall have the right to determine whether the Grantee’s termination is attributable to a disability of the Grantee within the meaning of Section 22(e)(3) of the Internal Revenue Code, such determination of the Board to be final and conclusive.

10.                               Right to Terminate Employment

Nothing contained in the Plan or in any Option granted pursuant to the Plan shall obligate the Company or its parent or subsidiary corporations to continue to employ or engage any employee, consultant, adviser or director in such or in any other capacity with the Company, nor confer upon any employee, consultant, adviser or director any right to continue in the employ or as a consultant, adviser or director of or in any other capacity with the Company or its parent or subsidiary corporations, if any, nor limit in any way the right of the Company or its parent or subsidiary corporations to amend, modify or terminate any person’s compensation, employment, directorship or consulting or advising agreement at any time.

11.                               Stockholders’ Rights

No person shall have any rights of a stockholder by virtue of a grant of an Option except with respect to shares actually issued to that person upon the exercise thereof.

12.                               Adjustments

In the event that the shares of stock subject to the Plan shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or if the number of such shares of stock shall be increased solely through the payment of a stock dividend, then there shall be substituted for or added to each share of stock of the Company theretofore appropriated or thereafter subject or which may become subject to an Option under the Plan, the number and kind of shares of stock or other securities into which each outstanding share of stock of the Company shall be so changed, or for which each such share shall be exchanged, or to which each such share shall be entitled, as the case may be.  Outstanding Options shall also be appropriately amended as to price and other terms as may be necessary to reflect the foregoing events.  In the event there shall be any other change in the number or kind of the outstanding shares of stock of the Company subject to the Plan, or of any stock or other securities into which such stock shall have been changed, or for which it shall have been exchanged, then if the Board, in its sole discretion, determines that such change equitably requires an adjustment in any Option theretofore granted or which may be granted under the Plan or the terms, such adjustments shall be made in accordance with such determination.

Fractional shares resulting from any adjustment in Options pursuant to this Section 12 shall be eliminated.  Notice of any adjustment shall be given by the Company to each holder of an Option which shall have been so adjusted and such adjustment (whether or not such notice is given) shall be final and conclusive for all purposes of the Plan.

13.                               Corporate Mergers, Acquisitions, Etc.

The Board may also grant Options having terms and provisions which vary from those specified in the Plan provided that any Option granted pursuant to this Section 13 is granted in substitution for or in connection with the assumption of existing Options granted by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation to which the Company is a party.

14.                               Proceeds from Sale of Stock

Proceeds from the sale of stock pursuant to Options granted under the Plan shall be added to the general funds of the Company.

15.                               Termination, Suspension or Modification of Plan

The Plan shall terminate ten (10) years from the date on which it is adopted by the Board but such termination shall not affect the validity of any outstanding Options or any restrictions or agreements contained therein.  The Board may at any time terminate, suspend, or modify the Plan, except that the Board shall not, without the authorization of the holders of a majority of the shares voted thereon at a meeting of stockholders duly called and held, increase the aggregate number of shares for which Options may be granted under the Plan (other than through adjustment for changes in capitalization as hereinabove provided).  No termination, suspension, or modification of the Plan shall adversely affect any right acquired by any Grantee or any Successor under the terms of an Option granted before the date of such termination, suspension, or modification, unless such Grantee or Successor shall consent; but it shall be conclusively presumed that any adjustment for changes in capitalization as provided in Section 12 shall not adversely affect any such right.  Subject to the foregoing provisions of this Section 15, the Board expressly reserves the right, in its sole determination, to amend or modify the terms and provisions of the Plan and of any outstanding Options thereunder to the extent necessary to qualify any or all Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded employee stock options under the Internal Revenue Code or any amendment thereto or other statutes or regulations which become effective after the effective date of the Plan.

16.                               Financial Information

The Company shall provide to each Grantee such financial information, at such times, as may be required under the California Corporate Securities Law of 1968, as amended, and the regulations thereunder.

17.                               Optionee Restriction Agreements

The Board, in its discretion, may require, as a condition to the grant of an Option, a Grantee to enter into an Optionee Restriction Agreement which provides for, among other things, (a) a right of repurchase (which right shall lapse at a rate of at least twenty percent (20%) per year over five years from the date the Option is granted) in favor of the Company to repurchase shares acquired upon the exercise of an Option, which right must be exercised for cash or cancellation of purchase money indebtedness, at a price equal to the purchase price per share paid by the original Grantee for the shares, within ninety (90) days of, in the case of an employee, the date of termination of his or her employment or, in the case of a director, consultant or adviser who is not an employee, the date of termination of his or her directorship or consulting or advising arrangement, as the case may be, and (b) market standoff provisions which require a Grantee, upon request of the Company, to not sell or transfer shares acquired upon exercise of an Option for a specified period of time following the effective date of a registration statement under the Act.

Amendment to 2001 Stock Option Plan

Of

Glaukos Corporation

Effective as of January 24, 2011, Section 5(a) of the 2001 Stock Option Plan of Glaukos Corporation was amended to read as follows:

“(a)                           The Board may from time to time grant Options under the Plan for not more than Eleven Million Nine Hundred Four Thousand Six Hundred Thirty-Four (11,904,634) shares of Common Stock (subject to adjustment as provided in Section 12 hereof) which will be provided from authorized and unissued Common Stock and which are not reserved for some other purpose.”

Amendment to 2001 Stock Option Plan

Of

Glaukos Corporation

Effective as of July 30, 2008, Section 5(a) of the 2001 Stock Option Plan of Glaukos Corporation was amended to read as follows:

“(a)                           The Board may from time to time grant Options under the Plan for not more than Nine Million Two Hundred Nineteen Thousand Nine Hundred Ninety (9,219,990) shares of Common Stock (subject to adjustment as provided in Section 12 hereof) which will be provided from authorized and unissued Common Stock and which are not reserved for some other purpose.”

Amendment to 2001 Stock Option Plan

Of

Glaukos Corporation

Effective as of January 10, 2007, Section 5(a) of the 2001 Stock Option Plan of Glaukos Corporation was amended to read as follows:

“(a)                           The Board may from time to time grant Options under the Plan for not more than Six Million Four Hundred Sixty-Three Thousand One Hundred Sixty-Seven (6,463,167) shares of Common Stock (subject to adjustment as provided in Section 12 hereof) which will be provided from authorized and unissued Common Stock and which are not reserved for some other purpose” [sic]

Amendment to 2001 Stock Option Plan

Of

Glaukos Corporation

Effective as of May 26, 2004, Section 5(a) of the 2001 Stock Option Plan of Glaukos Corporation was amended to read as follows:

“(a)                           The Board may from time to time grant Options under the Plan for not more than Two Million Two Hundred Thousand (2,200,000) shares of Common Stock (subject to adjustment as provided in Section 12 hereof) which will be provided from authorized and unissued Common Stock and which are not reserved for some other purpose.”

2

Amendment to 2001 Stock Option Plan

Of

Glaukos Corporation

Effective as of September 5, 2002, Section 5(a) of the 2001 Stock Option Plan of Glaukos Corporation was amended to read as follows:

“(a)                           The Board may from time to time grant Options under the Plan for not more than One Million Six Hundred Thousand (1,600,000) shares of Common Stock (subject to adjustment as provided in Section 12 hereof) which will be provided from authorized and unissued Common Stock and which are not reserved for some other purpose.”